                                                                    EXHIBIT 10.2

                             TOWERSTREAM CORPORATION

                          REGISTRATION RIGHTS AGREEMENT

                                DECEMBER __, 2006

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of
December __, 2006, among Towerstream Corporation, a Delaware corporation (the
"Company"), and the individuals and entities listed on Schedule A hereto (each, an "Investor" and collectively, the "Investors").

                                    RECITALS

     WHEREAS, the Company and the Investors are parties to Subscription
Agreements (the "Subscription Agreements") pursuant to a Private Placement
Memorandum dated December 21, 2006 (the "PPM");

     WHEREAS, the Investors' obligations under the Subscription Agreements are conditioned upon certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), as described in the Subscription Agreements;
and

     WHEREAS, the Investors and the Company desire to provide for the rights of registration under the Securities Act as are provided herein upon the execution and delivery of this Agreement by such Investors and the Company.

     NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth herein, the parties hereto hereby agree as follows:

1. Registration Rights.

     1.1 Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

          (a) "Commission" means the United States Securities and Exchange
Commission.

          (b) "Common Stock" means the Company's common stock, par value $0.001 per share.

          (c) "Effectiveness Date" means the 60th day following the initial filing date of the registration statement hereunder or the 90th day following the initial filing date of the registration statement provided that the registration statement is subject to SEC review.

          (d) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (e) "Fair Market Value" means the average of the high and low prices of publicly traded shares of Common Stock, rounded to the nearest cent, on the principal national securities exchange on which shares of Common Stock are listed (if the shares of Common Stock are so listed), or on The NASDAQ Capital
Market (if the shares of Common Stock are regularly quoted on the Nasdaq Stock
Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Common Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any

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nationally recognized quotation service selected by the Company, or as determined by the Board of Directors of the Company in a manner consistent with the provisions of the Internal Revenue Code, as amended.

          (f) "Filing Date" means, with respect to the registration statement required to be filed hereunder, a date no later than 60 days following the final
Closing Date as defined in the PPM.

          (g) "Investor" means any person owning Registrable Securities.

          (h) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          (i) "Registrable Securities" means any of the Shares or any securities issued or issuable as (or any securities issued or issuable upon the conversion or exercise of any warrant, right or other security that is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares; provided, however, that Registrable Securities shall not include any securities of the Company that have previously been registered or which have been sold to the public either pursuant to a registration statement or Rule 144, or which have been sold in a private transaction in which the transferor's rights under this Section 1 are not assigned, or which may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k).

          (j) "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (k) "Senior Note" means that certain instrument evidencing up to
$3,160,000 of senior convertible debt of the Company that is due 36 months following its date of issuance, and as further described in the PPM.

          (l) "Shares" means the shares of the Common Stock issued pursuant to the Subscription Agreements and issuable upon exercise of the Warrants or conversion of the Senior Note.

          (m) "Warrants" means the warrants to purchase Common Stock issued pursuant to the Subscription Agreements.

     1.2 Company Registration.

          (a) On or prior to the Filing Date the Company shall prepare and file with the Commission a registration statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The registration statement shall be on Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form
SB-2 or Form S-3, in which case such registration shall be on another appropriate form in accordance herewith). The Company shall cause the registration

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statement to become effective and remain effective as provided herein. The
Company shall use its best efforts to cause the registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date. The
Company shall use its best efforts to keep the registration statement continuously effective under the Securities Act until the date which is the earliest to occur of: (i) the date that is 18 months after the date hereof or
(ii) the date of which all Registrable Securities have been sold (the
"Effectiveness Period").

          (b) If: (i) the registration statement is not filed on or prior to the
Filing Date; or (ii) the Company fails to use its best efforts to cause the registration statement to be declared effective by the Effectiveness Date (any such failure or breach being referred to as an "Event," and the date on which such Event occurs being referred to as the "Event Date"), then, until the applicable Event is cured, the Company shall pay to each Investor, in cash or in
Common Stock at Fair Market Value at the Company's option, as liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price paid by such Investor pursuant to the Subscription Agreement executed by such
Investor for each thirty (30) day period (prorated for partial periods), up to a maximum of 6.0%, during which such Event continues uncured. While such Event continues, such liquidated damages shall be paid not less often than every thirty (30) days. Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within three (3) business days following the date on which such Event has been cured by the Company. Notwithstanding anything herein to the contrary, to the extent that the registration of any or all of the Registrable Securities by the Company on a registration statement is prohibited (the "Non-Registered Shares") as a result of rules, regulations, positions or releases issued or actions taken by the SEC pursuant to its authority with respect to Rule 415 and the Company has registered at such time the maximum number of Registrable Securities permissible upon consultation with the SEC, then the liquidated damages described in this Section 1.2(b) shall not be applicable to such Non-Registered Shares.

          (c) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 1.2 for each Investor, including (without limitation) all registration, filing and qualification fees, printer's fees, accounting fees and fees and disbursements of counsel for the
Company, but excluding underwriting discounts and commissions relating to
Registrable Securities and fees and disbursements of counsel for the Investors.

     1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective and, upon the request of the Investors of at least a majority of the Registrable Securities registered thereunder, keep such registration statement effective during the Effectiveness
Period;

          (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration

                                       C-4

statement as may be necessary to comply with the provisions of the Securities
Act with respect to the disposition of all securities covered by such registration statement;

          (c) Furnish to the Investors such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the
Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them (provided that the Company would not be required to print such prospectuses if readily available to Investors from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov);

          (d) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities'
or blue sky laws of such jurisdictions as shall be reasonably requested by the
Investors; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Investor participating in such underwriting shall also enter into and perform its obligations under such an agreement);

          (f) Notify each Investor of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (g) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed; and

          (h) Provide a transfer agent and registrar for all Registrable
Securities registered pursuant hereunder and a CUSIP number for all such
Registrable Securities, in each case not later than the effective date of such registration.

     1.4 Furnish Information. It shall be a condition precedent to the Company's obligations to take any action pursuant to this Section 1 with respect to the
Registrable Securities of any selling Investor that such Investor shall furnish to the Company such information regarding such Investor, the Registrable
Securities held by such Investor, and the intended method of disposition of such securities as shall be required by the Company or the managing underwriters, if any, to effect the registration of such Investor's Registrable Securities.

     1.5 Delay of Registration. No Investor shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

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     1.6 Indemnification.

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor, any underwriter (as defined in the Securities Act)
for such Investor and each person, if any, who controls such Investor or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the
Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations
(collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the "Filings"), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities
Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(a) in connection with investigating or defending any such loss, claim, damage, liability or action;
provided, however, that the indemnity agreement contained in this Section 1.6(a)
shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the
Company (which consent shall not be unreasonably withheld), nor shall the
Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Investor, underwriter or controlling person.

          (b) To the extent permitted by law, each Investor will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, any underwriter, any other Investor selling securities in such registration statement and any controlling person of any such underwriter or other Investor, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and each such Investor will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section
1.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Investor (which consent shall not be unreasonably withheld); provided, however, in no event shall any indemnity under this subsection 1.6(b) exceed the gross proceeds from the offering received by such Investor.

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          (c) Promptly after receipt by an indemnified party under this Section
1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
(together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

          (d) If the indemnification provided for in Sections 1.6(a) and (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall any Investor be required to contribute an amount in excess of the gross proceeds from the offering received by such Investor.

          (e) The obligations of the Company and Investors under this Section
1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     1.7 Reports Under Securities Exchange Act. With a view to making available the benefits of certain rules and regulations of the Commission, including Rule
144, that may at any time permit an Investor to sell securities of the Company to the public without registration or pursuant to a registration on Form SB-2, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the registration statement;

                                       C-7

          (b) take such action, including the voluntary registration of its
Common Stock under Section 12 of the Exchange Act, as is necessary to enable the
Investors to utilize Form SB-2 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the registration statement is declared effective;

          (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
and

          (d) furnish to any Investor, so long as the Investor owns any
Registrable Securities, forthwith upon request (i) a written statement by the
Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) calendar days after the effective date of the registration statement), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form SB-2
(at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

     1.8 Transfer or Assignment of Registration Rights. The rights to cause the
Company to register Registrable Securities pursuant to this Section 1 may be transferred or assigned, but only with all related obligations, by an Investor to a transferee or assignee who (a) acquires both at least 25,000 Shares and
Warrants to acquire at least 12,500 Shares (all subject to appropriate adjustment for stock splits, stock dividends and combinations) from such transferring Investor or (b) holds Registrable Securities immediately prior to such transfer or assignment; provided, that in the case of (a), (i) prior to such transfer or assignment, the Company is furnished with written notice stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement including, without limitation, the provisions of Section 1.9 hereof and (iii) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

     1.9 "Market Stand-Off" Agreement. Each Investor hereby agrees that it will not, without the prior written consent of the Company and the managing underwriter (if a managing or lead underwriter is appointed), during the period commencing on the date of the final prospectus relating to the initial underwritten public offering of the Company and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) calendar days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including
(without limitation) shares of Common Stock or any securities convertible into
or

                                       C-8

exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common
Stock or any securities convertible into or exercisable or exchangeable for
Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise. The foregoing covenants shall not apply to the sale of any shares by an Investor to an underwriter pursuant to an underwriting agreement and shall only be applicable to the Investors if all the
Company's executive officers, directors and greater than five percent (5%)
stockholders enter into similar agreements. Each Investor agrees to execute an agreement(s) reflecting (i) and (ii) above as may be requested by the managing or lead underwriters at the time of the underwritten public offering, and further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the covenants in (i) and (ii) above. The underwriters in connection with the Company's initial underwritten public offering are intended third party beneficiaries of the covenants in this Section
1.9 and shall have the right, power and authority to enforce such covenants as though they were a party hereto.

2. Covenants of the Company to the Investors.

     2.1 Information Rights. The Company shall deliver to each Investor who holds (and continues to hold) at least 250,000 Shares (subject to appropriate adjustment for stock splits, stock dividends and combinations), upon the request of such Investor (which may be satisfied by filing of Company quarterly and annual reports under the Exchange Act):

          (a) as soon as practicable, but in any event within one hundred twenty
(120) calendar days after the end of each fiscal year of the Company, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such fiscal year, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles ("GAAP"), all in reasonable detail; and

          (b) as soon as practicable, but in any event within forty-five (45)
calendar days after the end of each of the first three (3) quarters of each fiscal year of the Company, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such quarter, and consolidated statements of income and consolidated statements of cash flows of the Company and its subsidiaries, if any, for such quarter prepared in accordance with GAAP, all in reasonable detail.

     2.2 Confidentiality. Each Investor receiving any non-public information of the Company hereby agrees to hold in confidence and trust and to act in a fiduciary manner with respect to all information so provided; provided, however, that notwithstanding the foregoing, an Investor may include summary financial information concerning the Company and general statements concerning the nature and progress of the Company's business in an Investor's reports to its affiliates.

3. Legend.

          (a) Each certificate representing Shares of Common Stock held by the
Investors shall be endorsed with the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
          REGISTERED UNDER THE SECURITIES

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          ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE
          SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD,
          TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE
          REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT,
          (B) AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY, THAT
          REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (C) REASONABLE
          ASSURANCE HAVING BEEN PROVIDED TO THE COMPANY THAT SUCH OFFER, SALE,
          ASSIGNMENT OR TRANSFER IS BEING MADE PURSUANT TO RULE 144 OR RULE 144A
          UNDER SAID ACT.

          (b) The legend set forth above shall be removed, and the Company shall issue a certificate without such legend to the transferee of the Shares represented thereby, if, unless otherwise required by state securities laws, (i)
such Shares have been sold under an effective registration statement under the
Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, reasonably acceptable to the Company, to the effect that such sale, assignment or transfer is being made pursuant to an exemption from the registration requirements of the
Securities Act, or (iii) such holder provides the Company with reasonable assurance that the Shares are being sold, assigned or transferred pursuant to
Rule 144 or Rule 144A under the Securities Act.

4. Miscellaneous.

     4.1 Governing Law. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated only before a Federal court located in the State of Delaware and they hereby submit to the exclusive jurisdiction of the federal and state courts of the State of Delaware with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the registration of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.
The parties further agree that in the event of any dispute, action, suit or other proceeding arising out of or in connection with this Agreement brought by a Subscriber (or transferee), the Company (and each other defendant) shall recover all of such party's attorneys' fees and costs incurred in each and every action, suit or other proceeding, including any and all appeals or petitions therefrom. As used herein, attorney's fees shall be deemed to mean the full and actual costs of any investigation and of legal services actually performed in connection with the matters involved, calculated on the basis of the usual fee charged by the attorneys performing such services.

     4.2 Waivers and Amendments. This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either

                                      C-10

retroactively or prospectively) with the written consent of the Company and
Investors holding at least a majority of the Registrable Securities then outstanding (the "Majority Investors"). Notwithstanding the foregoing, additional parties may be added as Investors under this Agreement with the written consent of the Company and the Majority Investors. No such amendment or waiver shall reduce the aforesaid percentage of the Registrable Securities, the holders of which are required to consent to any termination, amendment or waiver without the consent of the record holders of all of the Registrable Securities.
Any termination, amendment or waiver effected in accordance with this Section
4.2 shall be binding upon each holder of Registrable Securities then outstanding, each future holder of all such Registrable Securities and the
Company.

     4.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     4.4 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

     4.5 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by overnight courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to an
Investor, at such Investor's address, facsimile number or electronic mail address set forth in the Company's records, or at such other address, facsimile number or electronic mail address as such Investor may designate by ten (10)
days' advance written notice to the other parties hereto or (b) if to the
Company, to its address, facsimile number or electronic mail address set forth on its signature page to this Agreement and directed to the attention of the
Chief Executive Officer, or at such other address, facsimile number or electronic mail address as the Company may designate by ten (10) days' advance written notice to the other parties hereto. All such notices and other communications shall be effective or deemed given upon delivery, on the date of mailing, upon confirmation of facsimile transfer or upon confirmation of electronic mail delivery.

     4.6 Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this
Agreement.

     4.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

     4.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

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     4.9 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

                            [SIGNATURE PAGE FOLLOWS]

                                      C-12

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

                                        "Company"

                                        TOWERSTREAM CORPORATION

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        Address:
                                        Towerstream Corporation
                                        55 Hammerlund Way
                                        Middletown, Rhode Island  02842
                                        Telephone: (401) 848-5848
                                        Telecopy: (401) 848-5130
                                        E-mail: jeff@towerstream.com
                                        Attention:  Chief Executive Officer

            [COMPANY SIGNATURE PAGE TO REGISTATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

                                        "Investor"

                                        ________________________________________

                                        By:
                                            ------------------------------------
                                        Name
                                        Title:

                                        Address:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________
                                        Telephone:
                                                   _____________________________
                                        Facsimile:
                                                   _____________________________
                                        Email:
                                               _________________________________

           [INVESTOR SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT]

                                   SCHEDULE A

                                    INVESTORS